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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12

DATALINK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATALINK CORPORATION

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2009

        The Annual Meeting of Stockholders of Datalink Corporation will be held at the offices of Datalink located at 8170 Upland Circle, Chanhassen, Minnesota, on Wednesday, May 13, 2009, at 3:00 p.m. local time for the following purposes:

        1.     To elect eight directors, each to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

        2.     To approve the Datalink 2009 Incentive Compensation Plan.

        3.     To act upon any other business as may properly come before the Annual Meeting.

        Holders of our common stock at the close of business on March 16, 2009 will be entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

Jeffrey C. Robbins, Secretary
Minneapolis, Minnesota
March 26, 2009

        To assure your representation at the meeting, please sign, date and return your proxy on the enclosed proxy card whether or not you expect to attend in person. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS ON MAY 13, 2009.

Our Notice of Annual Meeting of Stockholders, Proxy Statement and
2008 Annual Report to Stockholders are available on the Datalink website at
www.datalink.com/annualreport.

PROXY STATEMENT
OF
DATALINK CORPORATION
8170 Upland Circle
Chanhassen, Minnesota 55317-8589

GENERAL INFORMATION

        This Proxy Statement is furnished to the stockholders of Datalink Corporation in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Stockholders or any adjournments or postponements of that meeting. The Annual Meeting will be held at the offices of the Company located at 8170 Upland Circle, Chanhassen, Minnesota, on Wednesday, May 13, 2009, at 3:00 p.m. local time. The mailing of this Proxy Statement to stockholders commenced on or about March 31, 2009.

        We have enclosed a proxy card for your use. The Board of Directors solicits you to MARK, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. However, if no direction is given by a stockholder, the shares will be voted as recommended by our Board of Directors. The giving of a proxy does not preclude the right to vote in person should a stockholder giving the proxy so desire. Any stockholder giving a proxy may revoke it any time prior to its use, either in person at the Annual Meeting or by giving our Secretary a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

        We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies, and the cost of forwarding the material to the beneficial owners of the common stock. Our directors, officers and regular employees may solicit proxies by telephone or personal conversation. No additional compensation will be paid to our directors, officers or other regular employees for such services. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of our proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in doing so.

        Under our Amended and Restated Articles of Incorporation, an action of the stockholders requires the affirmative vote of the holders of a majority of the voting power of all voting shares represented at a duly held meeting of the stockholders, except where a larger proportion is required by Minnesota law. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that particular matter. Accordingly, an abstention on any matter will have the same effect as a vote against that matter. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the meeting, but are not considered entitled to vote on that particular matter. Consequently, non-votes do not have the same effect as a negative vote on the matter.

PROPOSAL NUMBER ONE
Election of Directors

        Proxies solicited by our Board of Directors will, unless otherwise directed, be voted FOR the election of eight nominees to serve as directors for one-year terms expiring at the next annual meeting of stockholders and until a successor is elected and qualified, or earlier, if the director resigns, is removed, or becomes disqualified. The Board of Directors has nominated all of our current eight directors to stand for re-election at the Annual Meeting. The eight nominees are Brent G. Blackey, Paul F. Lidsky, Margaret A. Loftus, Greg R. Meland, J. Patrick O'Halloran, James E. Ousley, Robert M. Price, and Charles B. Westling.

        The Board of Directors believes that all of the nominees are available and will serve if elected. If for any reason any nominee becomes unavailable for election, the Board of Directors may designate substitute nominees or reduce the number of directors. In that event, the shares represented by the proxy cards returned to us will be voted for the substitute nominees, unless an instruction to the contrary is indicated on the proxy card. The following information is furnished with respect to these nominees:

Director Biographical Information

Name	Age	Position
Greg R. Meland	55	Non-Executive Chairman of the Board and Director
Charles B. Westling	50	President, Chief Executive Officer and Director
Brent G. Blackey	50	Director
Paul F. Lidsky	55	Director
Margaret A. Loftus	64	Director
J. Patrick O'Halloran	52	Director
James E. Ousley	63	Director
Robert M. Price	78	Director

        Greg R. Meland, age 55, is our Non-Executive Chairman. Mr. Meland joined us in 1991 as our Vice President of Sales and Engineering. He became President and Chief Executive Officer in 1993. In December 2005, he became our Chairman of the Board. In May 2007, he retired as an employee and became our Non-Executive Chairman. Between 1979 and 1991, Mr. Meland served in various sales and marketing positions with the Imprimis disk drive subsidiary of Control Data Corporation (which was sold to Seagate in 1989), most recently as the North Central U.S. Director of Sales. Mr. Meland is Mr. Price's son-in-law.

        Charles B. Westling, age 50, became our President and Chief Executive Officer in December 2005 and became a director in January 2006. He originally joined us in 2002 and prior to becoming our President and Chief Executive Officer, held the offices of Vice President—Corporate and Business Development, Vice President—Market Development, and President and Chief Operating Officer. Between 2000 and 2001, he was the Executive Vice President of Business Development of Agiliti, Inc. Mr. Westling served as Senior Managing Director and Director of Corporate Finance for John G. Kinnard and Company, Incorporated from 1997 to 1999. From 1990 to 1997, Mr. Westling was a member of the corporate finance department at Dain Bosworth Incorporated, serving most recently as a managing director and head of technology investment banking. Mr. Westling received his B.A. in economics from Carleton College and earned a Master of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

        Brent G. Blackey, age 50, was elected as a director in April 2006. Since 2004, Mr. Blackey has served as President and Chief Operating Officer for Holiday Companies. Between 2002 and 2004 Mr. Blackey was a Senior Partner at the accounting firm of Ernst & Young LLP. Prior to 2002, Mr. Blackey served most recently as a Senior Partner at the accounting firm of Arthur Andersen LLP. Mr. Blackey serves on the Board of Directors of Cardiovascular Systems, Inc. In addition, Mr. Blackey serves on the University of Minnesota, Carlson School of Management Board of Overseers.

        Paul F. Lidsky, age 55, was elected as a director in June 1998. Mr. Lidsky is currently the President and Chief Executive Officer of Calabrio, Inc. From February 2005 until October 2007, Mr. Lidsky served as Chief Operating Officer for Spanlink Communications, Inc. Between 2003 and 2004, Mr. Lidsky was President and Chief Executive Officer of Computer Telephony Solutions. From 2002 to 2003, Mr. Lidsky was President and Chief Executive Officer of VigiLanz Corporation. From 1997 until 2002, Mr. Lidsky was the President and Chief Executive Officer of OneLink Communications, Inc.

Between 1985 and 1997, Mr. Lidsky was employed by Norstan, Inc, most recently as Executive Vice President of Strategy and Business Development.

        Margaret A. Loftus, age 64, was elected as a director in June 1998. Since 2005, Ms. Loftus has served as an independent consultant. Between 1989 and 2005, Ms. Loftus was an owner of Loftus Brown-Wescott, Inc., a business consulting firm, which she co-founded in 1989. Between 1976 and 1989, she was employed by Cray Research, Inc., most recently as Vice President of Software. Ms. Loftus also serves on the Board of Directors for several private technology companies.

        J. Patrick O'Halloran, age 52, was elected as a director in August 2006. Since January 2005, Mr. O'Halloran has served as Chief Executive Officer for Entiera. Between 1983 and 2004, Mr. O'Halloran served in a range of senior, international management positions at Accenture Ltd., most recently as Partner in charge of Accenture's Customer Insight organization.

        James E. Ousley, age 63, was elected as a director in June 1998 and in May 2007 was elected as our Lead Director. Between 2002 and 2004, Mr. Ousley was President and Chief Executive Officer of Vytek Wireless Inc., which was acquired by Calamp, Inc. From 1999 to 2001, he served as President and Chairman of Syntegra (USA), a division of British Telecommunications plc. From 1991 to 1999, Mr. Ousley was President and Chief Executive Officer of Control Data Systems (CDS), which was acquired by British Telecommunications in August 1999. From 1968 to 1991, he held various sales and executive management positions with Control Data Corporation. Mr. Ousley also serves on the Board of Directors for ActivIdentity Inc., Bell Microproducts Inc. and Savvis, Inc.

        Robert M. Price, age 78, was elected as a director in June 1998 and served as our Chairman of the Board between June 1998 and December 2005. Mr. Price has been President of PSV, Inc., since 1990. Between 1961 and 1990, he served in various executive positions, including as Chairman and Chief Executive Officer, with Control Data Corporation. From 1991 to 2005, Mr. Price was a Senior Advisor and Professor at the Fuqua School of Business at Duke University, and is now Adjunct Professor of the Pratt School of Engineering at Duke University. Mr. Price is Mr. Meland's father-in-law. Mr. Price also serves on the Board of Directors of PNM Resources, Inc., Affinity Technology Group, Inc. and National Center for Social Entrepreneurs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH NOMINEE.

 CORPORATE GOVERNANCE

Board of Directors Meeting Attendance

        During 2008, our Board of Directors met ten times. Each director attended at least 90% of the meetings of the Board of Directors and at least 75% of any committee on which the director is a member.

        Directors are encouraged by us to attend the Annual Meeting of Stockholders if their schedules permit. All directors were present at our Annual Meeting of the Stockholders that was held last year in May 2008.

Director Independence

        The Board has determined, after careful review, that all members of the Board of Directors who have been nominated for election at the 2009 Annual Meeting are "independent" under applicable rules and listing standards of the Nasdaq Global Market, with the exception of Mr. Westling, who is our executive employee, Mr. Meland, who was an executive employee through May 1, 2007, and Mr. Price, who is Mr. Meland's father-in-law.

        During these reviews, our Board of Directors considers transactions and relationships between each director (and their immediate family and affiliates) and us, as well as our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent. Our Board of Directors has determined that no transactions or relationships existed that would disqualify any of our directors under applicable rules and listing standards of the Nasdaq Global Market or require disclosure under Securities and Exchange Commission rules, with the exception of Mr. Westling who is our executive employee, Mr. Meland who was an executive employee through May 2007, and Mr. Price, who is Mr. Meland's father-in-law. Mr. Meland and Mr. Price, should they continue to be members of our board, will not be considered independent until May 1, 2010 which is the third anniversary of Mr. Meland's retirement as an employee. Based on a review of information provided by the directors and other information we reviewed, our Board of Directors concluded that none of our other non-employee directors have any relationship with us other than as a director or stockholder. Based upon that finding, our Board of Directors determined that Messrs. Blackey, Lidsky, O'Halloran, Ousley and Ms. Loftus are "independent".

Committees of Our Board of Directors

        Our Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee. All members of the Audit Committee and Compensation Committee and a majority of the members of the Governance Committee meet the definition of "independent," as set forth in the listing standards of the Nasdaq Global Market. The written charters for the Audit Committee (as amended) and Governance Committee are available on the Corporate Governance section of the Investor Relations page on our website at www.datalink.com. We have not adopted a written charter for our Compensation Committee.

        Audit Committee.    The Audit Committee is composed of Messrs. Blackey (Chairman), Lidsky, and Ousley. The functions of the Audit Committee are to monitor (1) the integrity of the financial statements of the Company, (2) the adequacy of our internal controls and (3) the independence and performance of our independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The Audit Committee also has primary responsibility (in consultation with our independent auditing firm) for reviewing our financial statements and making recommendations to the Board of Directors regarding the adequacy thereof and evaluating and reporting to the Board regarding the adequacy of our financial controls. The purpose and responsibilities of our Audit Committee are set forth in more detail in the Audit Committee Charter approved by our Board of Directors and most recently amended in May 2006.

        The Board of Directors has determined that each of the Audit Committee members meet the current independence and experience requirements of the Nasdaq Global Market and the applicable rules and regulations of the Securities and Exchange Commission. Additionally, the Board has determined that Mr. Blackey is an "Audit Committee financial expert" under the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee is required to meet at least two times annually and held four meetings during 2008.

        Compensation Committee.    The Compensation Committee consists of Messrs. Ousley (Chairman), Lidsky and O'Halloran, all of whom the Board of Directors has determined meet the independence requirements of the Nasdaq Global Market. The Compensation Committee is responsible for establishing compensation policy and administering the compensation programs for our executive officers. The functions of the Compensation Committee include reviewing and approving the goals and objectives relevant to compensation of our executive officers, evaluating our executive officers' performance in light of those goals and objectives and determining and approving our executive officers' compensation level based on this evaluation. Our Compensation Committee also approves and makes recommendations to our Board with respect to compensation of other key management, incentive-compensation plans and equity-based plans. We have not adopted a written charter for the Compensation Committee. Our Compensation Committee held two meetings in fiscal year 2008.

        Governance Committee.    The Governance Committee consists of Ms. Loftus (Chairwoman) and Messrs. Blackey and Price. This committee must have at least three members, a majority of which meet the independence requirements of the Nasdaq Global Market. Our Board of Directors has determined that Ms. Loftus and Mr. Blackey meet the independence requirements of the Nasdaq Global Market, as Mr. Price is Mr. Meland's father-in-law and Mr. Meland recently retired as an employee in May 2007. Mr. Price, should he continue to be a member of our Governance Committee, will not be considered independent until May 1, 2010 which is the third anniversary of Mr. Meland's retirement. The Governance Committee is responsible for identifying individuals qualified to become members of our board and overseeing our corporate governance principles. Additionally, if all committee members are independent, the Governance Committee shall act as a Nominating Committee to present and recommend nominees to the Board. The purpose and responsibilities of our Governance Committee are set forth in detail in the Governance Committee Charter approved by our Board. Our Governance Committee held one meeting in fiscal year 2008.

Director Nominations

        Our formal nominations process is included in our Governance Committee Charter which provides that if all the Governance Committee members are independent, the Governance Committee shall act as a Nominating Committee and recommend to the Board for approval, director nominees, the annual slate of directors for election by the stockholders, and candidates to be appointed by the Board to fill board vacancies. If all Governance Committee members are not independent, the Governance Committee shall instead, present to our independent directors for their consideration and potential nomination, prospective director nominees, the prospective annual slate of directors and prospective candidates to be appointed by the Board to fill vacancies in the Board.

        All director-nominees up for election at the May 2009 annual meeting have been (i) presented by our Governance Committee to our independent directors for their consideration and nomination, (ii) nominated by our independent directors, and (iii) approved as our director-nominees by our Board. All such director-nominees are standing for re-election.

Director Qualifications

        There are no formal specific minimum qualifications that must be met in order for a candidate to be recommended as a nominee. The Board of Directors expects that its independent members, or any Nominating Committee, would identify and evaluate new candidates for directors based primarily on the following criteria:

  •
  judgment, character, expertise, skills and knowledge useful to the oversight of our business,

  •
  diversity of viewpoints, backgrounds, experiences and other demographics,

  •
  business or other relevant experience, and

  •
  the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other directors will build a Board of Directors that is effective, collegial and responsive to our needs.

        The Board desires that all its members have:

  •
  the highest character and integrity, sound business judgment and an inquiring mind,

  •
  expertise that adds to the composition of the Board,

  •
  sufficient professional experience, education and interest in, and capacity for understanding our operations,

  •
  a reputation for working constructively with others,

  •
  sufficient time to devote to Board matters, and

  •
  no conflict of interest that would interfere with performance as a director.

        The Governance Committee considers suggestions from many sources, including personal and business contacts and stockholders, regarding possible candidates for directors. The Governance Committee may, but has no current plans to, hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year's election and, accordingly, no fees have been paid to consultants or search firms in the past year.

        Stockholders who wish to recommend individuals for consideration by our Governance Committee to become nominees for election to our Board of Directors may do so by submitting a written recommendation to our Governance Committee no later than December 1, 2009 at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589. Submissions must include a written recommendation and the reason for the recommendation, biographical information concerning the recommended individual, including age, a description of the recommended individual's past five years of employment history and any past and current board memberships. The submission must be accompanied by a written consent of the individual to stand for election if nominated by our Nominating Committee and to serve if elected by our Board of Directors or our stockholders, as applicable.

Code of Business Conduct and Ethics

        We adopted the Datalink Corporation Code of Conduct and Ethics Policy, a code of ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, corporate controller and other persons performing similar functions. A copy of our Code of Conduct and Ethics Policy is available on the Corporate Governance section of the Investor Relations page on our website at www.datalink.com. We plan to disclose any substantive amendment to our Code of Conduct and Ethics Policy, or grant of any waiver therefrom applicable to our Chief Executive Officer, the Chief Financial Officer, corporate controller and other persons performing similar functions, in a report on Form 8-K.

Corporate Governance Documents Available on Our Website

        Copies of our Audit Committee Charter, Governance Committee Charter, and our Code of Conduct and Ethics Policy are available on the Corporate Governance Section of the Investor Relations page of our website at www.datalink.com. In addition, any stockholder that wishes to obtain a hard copy of any of these corporate governance documents may do so without charge by writing us at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Attention: Corporate Secretary.

Compensation Committee Processes and Procedures

        Our Compensation Committee, which is comprised entirely of independent directors, administers our executive officer compensation program. The Compensation Committee may retain outside counsel, experts and other advisors as it determines appropriate to assist in performing its functions and responsibilities. Beginning with the 2007 executive compensation program, the Compensation Committee has engaged the services of Frederic W. Cook & Co., Inc. as its outside compensation consultant to assist it in analyzing elements of our compensation program and determining appropriate levels of compensation and benefits. As part of this annual assessment, Frederic W. Cook & Co. compares our base salary, annual bonuses and long-term incentive award elements against a peer group of publicly traded companies. Prior to 2007, the Compensation Committee relied primarily on its own business and professional experience in forming a judgment that the total compensation was internally appropriate and also comparable to other similarly performing companies in our industry.

        Our Chief Executive Officer participates in the Compensation Committee's meetings at the Compensation Committee's request. The CEO's role is to contribute input and analysis to the Compensation Committee's discussions. The CEO does not participate in the final determination of the amount or form of executive compensation but he does participate in the final recommendation (within ranges set by the Compensation Committee) of the amount and form of compensation to be paid to all other members of executive management and key managers.

        The Compensation Committee reviews the compensation of our non-employee directors on a periodic basis. Based upon its review, the Compensation Committee makes recommendations to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        The directors who served on the Compensation Committee during 2008 were:

  Mr. James E. Ousley
  Mr. Paul F. Lidsky
  Mr. J. Patrick O'Halloran

        None of the members of the Compensation Committee during 2008, or in the last three years, was one of our officers or employees, or had any related party transaction with us. During 2008, none of our executive officers served as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Indemnification Agreements

        We have agreed to indemnify certain persons including our directors to the fullest extent permitted under Minnesota law against liability for damages and expenses, including attorneys' fees, arising out of proceedings that occur because the person is or was our director, officer or employee. The indemnification agreement permits the director to demand advances against, or the creation of a trust for, expenses to be incurred in defending any covered claim. Insofar as the indemnification agreement may cover liabilities arising under the Securities Act of 1933, as amended, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed therein, and is therefore unenforceable.

Stockholder Communications with the Board of Directors

        We do not have a formal policy by which stockholders may communicate directly with directors, but any stockholder who wishes to send communications to the Board of Directors should deliver such communications to the attention of the Chairman of the Board at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589. The Chairman will relay to the full Board of Directors all stockholder communications he receives that are addressed to the Board of Directors.

EXECUTIVE COMPENSATION

Executive Officers

        Information regarding our executive officers as of the date of this Proxy Statement is set forth below.

Name	Age	Position
Charles B. Westling	50	President and Chief Executive Officer
Gregory T. Barnum	54	Vice President Finance and Chief Financial Officer
Robert R. Beyer	48	Senior Vice President of Field Operations
Mary E. West	60	Vice President, Human Resources

        Biographical information for Charles B. Westling is set forth in "Election of Directors" in this proxy statement.

        Gregory T. Barnum, age 54, became our Vice President of Finance and Chief Financial Officer in March 2006. From January 2006 until the time he became our executive officer, he was a member of our Board of Directors. Prior to joining us, he served as Vice President of Finance, Chief Financial Officer and Corporate Secretary of Computer Network Technology Corporation from 1997 until the company's acquisition by McData Corporation in 2005. Between 1992 and 1997, Mr. Barnum served as Senior Vice President of Finance and Administration, Chief Financial Officer and Corporate Secretary of Tricord Systems, Inc., an enterprise server manufacturer. Between 1988 and 1992, he was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary of Cray Computer Corporation, a development stage company engaged in the design of supercomputers. Prior to that time, Mr. Barnum served in various accounting and financial management capacities for Cray Research, Inc., a manufacturer of supercomputers. Mr. Barnum is a graduate of the University of St. Thomas.

        Robert R. Beyer, age 48, became our Senior Vice President of Field Operations in October 2007 and prior to that was Vice President of Field Operations since February 2007. Prior to joining us, he served since 2005 as Senior Vice President of Customer Support Services and General Manager at McData Corporation, a leader in data storage solutions. Between 1998 and 2005, Mr. Beyer served as Group Vice President of Global Services for Computer Network Technology, a global provider of storage network solutions. Between 1989 and 1998, Mr. Beyer was with NCR/Teradata Corporation, a leading maker of automatic teller machines and database solutions, serving most recently as Area Vice President of High Availability Services. Prior to that time, Mr. Beyer served for four years in various customer support and management roles with Teradata Corporation, a relational database hardware and software manufacturer. Mr. Beyer has a master's degree in business administration from the University of St. Thomas and bachelor's of science degree in electrical engineering from South Dakota State University.

        Mary E. West, age 60, became our Vice President, Human Resources in 2001. From 1998 to 2001, she worked as an independent human resources consultant. Between 1995 and 1998, Ms. West was employed by Arcadia Financial, Ltd., most recently as the Senior Vice President of Human Resources. From 1993 to 1994, she was the corporate administrative director for Nexus, Inc. Ms. West received her M.A. in Human Resources and Industrial Relations from the University of Minnesota Carlson School of Management.

 Summary Compensation Table

        The following table presents compensation of the individual who served as our Chief Executive Officer during 2008 and our two other most highly compensated executive officers who were serving as executive officers during 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation (5)	Total ($)
Charles B. Westling	2008	$303,050	$—	$83,250	$50,820	$318,203	$12,900	$768,223
President and Chief Executive Officer	2007	$290,000	$50,000	$83,250	$—	$71,050	$13,750	$508,050
Gregory T. Barnum	2008	$214,225	$—	$61,650	$26,180	$128,535	$12,900	$443,490
Vice President, Finance and Chief Financial Officer	2007	$205,000	$25,000	$61,650	$—	$28,700	$13,550	$333,900
Robert R. Beyer	2008	$261,250	$—	$166,313	$30,800	$195,937	$12,900	$667,200
Senior Vice President, Field Operations(6)	2007	$212,179	$—	$145,523	$—	$43,750	$10,500	$411,952

(1)
The amounts in this column relate to a special cash bonus paid in February 2007.

(2)
Values expressed represent the actual compensation cost recognized in our financial statements for 2008 and 2007 pursuant to SFAS No. 123(R), as discussed under Note 2 ("Stock Compensation Plans") and Note 7 ("Non-vested Stock Plans") to our financial statements for the fiscal year ended December 31, 2008 and 2007, disregarding the estimate of forfeitures related to service-based vesting. In accordance with SFAS No. 123(R), we determine the fair value of non-vested stock awards based on our stock price at the date of grant and recognize the expense for financial reporting purposes ratably over the vesting period.

With respect to Messrs. Westling and Barnum, the dollar value represents the compensation expense in 2008 and 2007 for restricted stock awards granted in 2006 which vest over four years. In 2006, we awarded Messrs. Westling and Barnum in the aggregate 135,000 shares of restricted stock. The grant vests over four years with 25 percent vesting each year if the individual is still employed by us. We are amortizing the fair value of the non-vested shares on the date of grant ratably over the four-year vesting period.

In March 2007, we awarded 86,250 shares of restricted stock in the aggregate to Messrs. Westling, Barnum, and Beyer. Partial vesting of these restricted stock awards was based upon the achievement of our predetermined earnings from operations objective for 2007 as approved by our Board of Directors (the "2007 Objective"). We did not meet the 2007 Objective. Based on the award grant conditions, one-third of the awards expired on February 6, 2008, the date we publicly announced our 2007 financial results. Accordingly, at December 31, 2007, we did not recognize any compensation expense related to these canceled, non-vested stock grants. The remaining two-thirds of these awards may vest upon the public announcement of our financial results for 2008 or 2009 if such results (either alone or together) equal or exceed our 2008 and 2009 predetermined financial objectives (either alone or together) by the amount of the shortfall against the 2007 Objective. As of December 31, 2008, we did not yet meet those financial objectives and we did not recognize any compensation expense related to these non-vested stock grants. If these awards do not fully vest by our public announcement of our 2009 results, these awards will automatically expire.

With respect to Mr. Beyer, the dollar value represents the compensation expense for restricted stock awards granted to him in 2007 in connection with his employment agreement. In February

  2007, we awarded him 75,000 shares of restricted stock. The grant vests over four years, with 50 percent after year two, 25 percent after year three and 25 percent after year four if he is still employed by us. We are amortizing the fair value of the non-vested shares on the date of grant ratably over the four-year vesting period.

(3)
Values expressed represent the actual compensation cost recognized in our financial statements for 2008 and 2007 pursuant to SFAS No. 123(R), as discussed under Note 2 ("Stock Compensation Plans") and Note 7 ("Non-vested Stock Plans") to our financial statements for the fiscal year ended December 31, 2008 and 2007, disregarding the estimate of forfeitures related to service-based vesting. In accordance with SFAS No. 123(R), we determine the fair value of stock option grants using the Black-Scholes option pricing model and recognize the expense for financial reporting purposes ratably over the vesting period.

In February 2008, we awarded 140,000 stock options in the aggregate to Messrs. Westling, Barnum, and Beyer. The stock options vest over three years with one-third vesting each year if the individual is still employed by us. We are amortizing the fair value of the stock options on the date of grant ratably over the three-year vesting period. As of December 31, 2007, there was no unrecognized compensation costs related to employee stock option awards. No employee stock option awards were granted during 2007.

(4)
Represents amounts earned under our 2008 and 2007 executive cash bonus plans, which were paid in February 2009 and February 2008, respectively. Under the plan, our executives may earn bonus compensation based on meeting a combination of financial and subjective business milestones. For 2008, the Compensation Committee assigned 75% of each executive's target bonus potential to achievement of financial milestones based upon operating income and 25% of the target bonus potential to achievement of business milestones based on general corporate goals. If we meet 100% of these milestones, our executive officers will earn their respective target bonuses. Our executive officers may earn up to 150% of their targeted bonuses for meeting over 100% of these milestones. If we meet less than 80% of these milestones, our executive officers will not earn any target bonuses.

For 2008, the target bonus as a percentage of annual base salary was 70% for Mr. Westling, 40% for Mr. Barnum and 50% for Mr. Beyer. For 2008, we exceeded our financial milestone by 153%. Our executives were paid 150% of their targeted bonus amount for achievement of our financial milestone, the maximum amount allowed under our plan. With respect to our business milestones, the Compensation Committee determined that our executive officers met 150% of the business milestones.

(5)
Represents matching and profit sharing contributions to each named executive officer's account under Datalink's 401(k) plan and a car allowance of $6,000 for each named executive officer for 2008. All other perquisites and benefits for each named executive officer were less than $10,000 in each fiscal year reported.

(6)
In February 2007, Mr. Beyer became our Vice President of Field Operations.

 Outstanding Equity Awards at 2008 Fiscal Year End

        The following table sets forth certain information concerning equity awards outstanding to the named executive officers at December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)
Charles B. Westling	100,000	(1)	—	5.60	1/24/2012	—		—
	150,000	(1)	—	4.01	3/1/2014	—		—
	30,000	(1)	—	3.32	2/13/2013	—		—
	66,000	(2)	44,000	3.91	2/8/2018	—		—
	—		—	—	—	37,500	(4)	120,000
						30,000	(6)	96,000
Gregory T. Barnum	34,000	(2)	22,667	3.91	2/18/2018	—		—
	—		—	—	—	15,000	(5)	48,000
	—		—	—	—	12,500	(6)	40,000
Robert R. Beyer	40,000	(2)	26,667	3.91	2/18/2018	—		—
	—		—	—	—	75,000	(7)	240,000
	—		—	—	—	15,000	(6)	48,000

(1)
Stock options are fully vested.

(2)
Stock option awards granted on February 8, 2008, vesting one-third on each anniversary of the date of grant, assuming continued employment by the executive through such date.

(3)
Market value of unvested restricted stock is based on a share price of $3.20, which was the closing price for a share of our common stock as reported by NASDAQ on December 31, 2008.

(4)
Restricted stock award (75,000 shares) granted on April 6, 2006, vesting 25% on each anniversary of the date of grant.

(5)
Restricted stock award (60,000 shares) granted on March 14, 2006, vesting 25% on each anniversary of the date of grant.

(6)
Restricted stock awards granted on March 20, 2007 to Mr. Westling (45,000 shares), Mr. Barnum (18,750 shares), and Mr. Beyer (22,500 shares) which vest based upon the achievement of our predetermined earnings from operations objective for fiscal 2007 as approved by our Board of Directors. These awards are discussed in note 2 to the Summary Compensation Table.

(7)
Restricted stock award granted on February 16, 2007, vesting 50%, 25% and 25% on the second, third and fourth anniversaries of the date of grant.

Payments Upon Termination or Change in Control Provisions

Employment Agreements

        Gregory T. Barnum.    On March 14, 2006, we entered into an employment agreement with Gregory T. Barnum, our Vice President of Finance and Chief Financial Officer. Mr. Barnum's initial two year employment term was automatically renewed for an additional two years until March 14, 2010, subject to earlier termination under certain circumstances. His 2006 annual base salary was $190,000 and was increased by our Compensation Committee for 2007 to $205,000, for 2008 to $214,225 and for

2009 it remains at $214,225. He is also entitled to receive annual cash bonuses on an annual basis determined by our Compensation and is entitled to participate in our standard benefit plans. Mr. Barnum's employment term will automatically renew again for additional two year terms unless we decide not to extend the term within 90 days prior to the commencement of a renewal term.

        In connection with his employment, we awarded him 60,000 shares of restricted stock which vest 25% on each anniversary date of his employment, provided he has been in our continuous employment on each vesting date. He will receive dividends on the awarded shares only if vested and be entitled to vote them whether or not vested.

        As part of our annual executive compensation programs, we awarded him 18,750 shares of restricted stock in March 2007 and options to purchase 34,000 shares of our common stock in February 2008.

        Under his employment agreement, Mr. Barnum is entitled to a severance payment if (a) he is terminated by us without cause, (b) he resigns for good reason, (c) we do not renew his employment agreement, (d) we terminate his employment in anticipation of, in connection with, at the time of or within one year after a change of control, or (e) he resigns employment with us for good reason arising in anticipation of, in connection with, at the time of or within one year after a change of control.

        If any of these events occur, and provided he complies with certain confidentiality, non-competition and non-solicitation covenants, we are to pay Mr. Barnum (a) all cash compensation accrued but not paid as of the termination date, (b) on the first day of the month following the termination date, a lump sum payment equal to one times the annual base salary, in effect immediately prior to the date of termination, and (c) for a period of 12 months, the cost of COBRA health insurance continuation coverage, including dependent coverage, subject to earlier termination if he is later employed and eligible to receive any health insurance benefits under another employer's plans. Additionally, all of Mr. Barnum's restricted stock awards and stock options not previously vested or forfeited will vest.

        He has agreed to a one-year non-competition agreement with us after any termination of employment.

        Robert R. Beyer.    On February 16, 2007, we entered into an employment agreement with Robert R. Beyer, our Vice President of Field Operations who was promoted in October 2007 to Senior Vice President of Field Operations. Mr. Beyer's initial two year employment term was automatically renewed for an additional two years until February 16, 2011, subject to earlier termination under certain circumstances. His annual base salary of $250,000 in 2007 was increased by the Compensation Committee to $261,250 for 2008 and remains at $261,250 for 2009. He is also entitled to receive annual cash bonuses on an annual basis determined by our Compensation and is entitled to participate in our standard benefit plans. Mr. Beyer's employment term will automatically renew for additional two year terms unless we decide not to extend the term within 90 days prior to the commencement of a renewal term.

        In connection with his employment, we awarded him 75,000 shares of restricted stock. These shares vest 50%, 25% and 25% on the second, third and fourth anniversaries of his employment, provided he has been in our continuous employment on each vesting date. He will receive dividends on the awarded shares only if vested and be entitled to vote them whether or not vested.

        As part of our annual executive compensation programs, we awarded him 22,500 shares of restricted stock in March 2007 and options to purchase 40,000 shares of our common stock in February 2008.

        We have agreed to pay one year salary as severance compensation to Mr. Beyer in the event of termination of his employment in certain situations, including if we do not renew his employment agreement or his employment ceases within one year of, or as a result of, a change of control, on substantially the same terms as discussed above with respect to Mr. Barnum's employment agreement. Additionally, in such event, all of Mr. Beyer's restricted stock awards and stock options not previously vested or forfeited will vest.

        He has agreed to a one-year non-competition agreement with us after any termination of employment.

Change of Control Severance Agreements

        In November 2004, we entered into change of control severance agreements with Mr. Westling effective so long as he is employed by us. Under this agreement, the executive is entitled to a severance payment if the executive (a) is terminated by us without cause in anticipation of, in connection with, at the time of or within two years after a change of control, or (b) resigns for good reason arising in anticipation of, in connection with, at the time of or within two years after a change of control.

        If any of these events occur, and provided the executive complies with certain confidentiality, non-competition and non-solicitation covenants, and provides us with a customary release, we are to pay the executive (a) all cash compensation accrued but not paid as of the termination date, (b) on the first day of the month following the termination date, a lump sum payment equal to two times the annual base salary for Mr. Westling, in effect immediately prior to the date of termination, and (c) for a period of 24 months, the cost of COBRA health insurance continuation coverage (or the equivalent thereof), including dependent coverage, subject to earlier termination if he is later employed and eligible to receive any health insurance benefits under another employer's plans.

Restricted Stock Agreements and Stock Option Grants

        Generally, if a change of control occurs before restricted stock or stock options otherwise vest, and provided the executive has been in our continuous services through the change of control date and certain change of control prices are met, all unvested restricted stock awards and stock options will accelerate and vest as of the change of control event.

Definition of Cause, Good Reason and Change of Control

        Under our employment agreements, our severance agreements, and our restricted stock agreements, "cause" generally means one or more of the following events which remains uncured for up to 30 days:

  •
  willful or grossly negligent failure by the executive to perform his or her duties;

  •
  willful or grossly negligent commission by the executive of an act of fraud or dishonesty resulting in economic, financial or reputation injury to us;

  •
  conviction of, or entry by the executive of a guilty or no contest plea to, a felony or a crime involving or relating to us or our business, or involving or relating to moral turpitude;

  •
  a willful or grossly negligent breach by the executive of his or her fiduciary duty which results in economic, financial or reputation injury to us; or

  •
  willful or grossly negligent breach of the executive's confidentiality and non-solicitation obligations under a respective agreement.

        Under our employment agreements, our severance agreements, and our restricted stock agreements, "good reason" generally means one or more of the following events which remains uncured for up to 30 days:

  •
  the assignment to the executive of substantial duties adversely and materially inconsistent with the executive's position, authority, duties or responsibilities;

  •
  reduction in the executive's annual base salary or annual targeted bonus opportunity;

  •
  relocation of our offices at which the executive is principally employed to a location more than 50 miles from the prior location; or

  •
  we fail to cure a material breach of our obligations under a respective agreement.

        Under our employment agreements, our severance agreements, our restricted stock agreements, and documents governing our stock options, a "change of control", generally means any of the following events:

  •
  following an extraordinary corporate transaction, or with respect to our stock option grants, during any two year period, a majority of our Board of Directors no longer consists of individuals who were directors at the time of the applicable granting of the severance or equity awards under these agreements;

  •
  the acquisition of our securities that results in any person owning more than 50% (30% with respect to our stock option grants)of either our outstanding voting securities or our common stock (other than persons who had beneficial ownership of 25% of our securities prior to such transaction); or

  •
  sale or other disposition of all or substantially all of the assets of our company excluding a transaction whereby our beneficial owners of our common stock or voting securities prior to the transaction own more than 50% of our outstanding common stock or voting securities after the transaction; or

  •
  the approval by our stockholders of a complete liquidation or our dissolution.

 DIRECTOR COMPENSATION

        The following table shows, for each of our non-employee directors, information concerning annual compensation earned for services in all capacities during the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)	Stock Awards ($)(1)	Total ($)
Brent G. Blackey	18,500	—	24,110	42,610
Paul F. Lidsky	29,375	—	12,105	41,480
Margaret A. Loftus	30,375	—	12,105	42,847
Greg R. Meland(2)	40,000	—	12,105	52,105
J. Patrick O'Halloran	25,000	—	12,105	37,105
James E. Ousley(3)	47,500	—	12,105	59,605
Robert M. Price	15,000	—	22,103	37,103

(1)
Values expressed represent the actual compensation cost recognized in our financial statements for 2008 pursuant to SFAS No. 123(R), as discussed under Note 2 ("Stock Compensation Plans") and Note 9 ("Non-vested Stock Plans") to our financial statements for the fiscal year ended 2008.

        Beginning with the period of service from and after our 2005 annual stockholder meeting on May 4, 2006, all equity awards granted to non-employee directors have been in the form of grants of stock awards issued under our 2000 Director Stock Option Plan, as amended. Prior thereto, all equity awards were made with stock option grants under the same plan.

        The following table shows, for each of our non-employee directors, information concerning equity awards granted during fiscal 2008 as well as the aggregate number of equity awards outstanding as of December 31, 2008:

Name	Number of Stock Options Granted in 2008 (#)	Aggregate Stock Option Awards Outstanding as of 12/31/08 (#)	Number of Shares of Stock Granted in 2008 (#)	Aggregate Stock Awards Outstanding as of 12/31/08 (#)
Brent G. Blackey	—	1,200	6,058	15,198
Paul F. Lidsky	—	38,250	3,000	40,600
Margaret A. Loftus	—	89,000	3,000	98,381
Greg R. Meland(2)	—	—	3,000	5,250
J. Patrick O'Halloran	—	—	3,000	7,125
James E. Ousley(3)	—	58,550	3,000	66,800
Robert M. Price	—	47,500	5,551	60,360

(2)
Mr. Meland retired as an employee on May 1, 2007 and became our non-executive Chairman of the Board on May 15, 2007.

(3)
Mr. Ousley became the Lead Director of the Board on May 15, 2007.

        Non-employee directors are compensated under our 2000 Director Stock Option Plan, as amended most recently at our May 2006 annual stockholder meeting (the "Director Plan"). Our officers who are also directors do not receive additional compensation for their service as directors. Effective May 2006, compensation for non-employee directors consists of the following:

  •
  an annual retainer of $15,000 and 3,000 shares of restricted stock,

  •
  a fee of $1,000 for attendance at meetings of the Board of Directors,

  •
  a fee of $500 for member attendance at a committee meeting,

  •
  an annual retainer of $3,500 for non-employee directors acting as a chairperson for a committee, and

  •
  reimbursement of reasonable expenses incurred in connection with all of the above.

        Additionally, on May 15, 2007, on the recommendation of our Compensation Committee, the Board of Directors approved an annual retainer of $15,000 each for services as the Lead Director and the Non-Executive Chairman.

        Effective January 1, 2009, compensation for non-employee directors increases as follows:

  •
  an annual retainer of $25,000 and 6,000 shares of restricted stock,

  •
  a fee of $1,500 for attendance at meetings of the Board of Directors,

  •
  a fee of $1,000 for member attendance at a committee meeting,

  •
  an annual retainer of $6,000 for non-employee directors acting as a chairperson for a committee

  •
  an annual retainer of $15,000 each for services as the Lead Director and Non-Executive Chairman, and

  •
  reimbursement of reasonable expenses incurred in connection with all of the above.

        We pay one-quarter of the annual retainers and attendance fees in arrears at the end of each calendar quarter. We issue one-quarter of the annual stock grant in arrears at the end of each calendar quarter. We prorate the annual share cash retainers for any departing or new directors during the applicable quarter.

        Unless a timely election is made in accordance with the Director Plan to select attendance fees in cash, such amounts are paid in shares of our common stock. Shares are issued at the end of each calendar quarter in an amount equal to (x) the total cash amount payable for attendance fees for such calendar quarter divided by (y) the fair market value of our common stock on the last day of such calendar quarter, rounded the next highest whole share. Shares are restricted shares within the meaning of Rule 144 under the Securities Act of 1933, as amended.

        For board service following our May 2008 annual meeting, Messrs. Blackey and Price elected to receive attendance fees in shares of our stock and Messrs. Lidsky, Meland, O'Halloran, Ousley and Ms. Loftus each elected to receive cash.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        Only holders of record of the common stock of the Company at the close of business on March 16, 2009 will be entitled to vote at the Annual Meeting and any adjournments of that meeting. On the record date, we had 12,920,378 outstanding shares. Each share of common stock is entitled to one vote, and there is no cumulative voting. The presence, in person or by proxy, of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.

        The following tables sets forth information regarding beneficial ownership of our common stock, as of March 16, 2009, by each person we know who beneficially owns 5% or more of the common stock, each executive officer, each director and director nominee and all the Company's executive officers and directors as a group.

        Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown. Unless otherwise noted in the table, the mailing address for each individual listed in the table is: c/o Datalink Corporation, 8170 Upland Circle, Chanhassen, Minnesota 55317-8589.

Name and Address of Beneficial Owner	Number(1)	Percent
Beneficial Owners of More Than 5%
Diker Management, LLC(2)	973,480	7.5%
745 Fifth Avenue, Suite 1409
New York, New York 10151
Mercury Management, LLC(3)	663,325	5.1%
501 Park Lake Drive
McKinney, Texas 75070
Lodi Vercelli(4)	695,229	5.4%
945 John Street
Wilmington, IL 60481
Directors and Executive Officers
Greg R. Meland	2,711,926	21.0%
Charles B. Westling(5)	388,853	2.9%
Mary E. West(6)	86,253	*
Robert R. Beyer(7)	48,570	*
Gregory T. Barnum(8)	43,179	*
Brent G. Blackey(9)	15,198	*
Paul F. Lidsky(10)	40,600	*
Margaret A. Loftus(11)	98,381	*
J. Patrick O'Halloran	7,125	*
James E. Ousley(12)	66,800	*
Robert M. Price(13)	67,360	*
All executive officers and directors as a group (12 persons)	3,574,245	26.1%

*
less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from March 16, 2009 are considered outstanding for the purpose of calculating the percentage of common stock owned by a person and owned by a group, but not for the purpose of calculating the percentage of common stock owned by any other person.

(2)
Based on an amended Schedule 13G filed with the SEC on February 17, 2009. Includes shares held by Diker Value Tech Fund, LP, Diker Value Tech QP Fund, LP, Diker Micro-Value Fund, LP, the Diker Micro-Value QP Fund, LP, Diker Micro & Small Cap Fund LP and Diker M&S Cap Master Ltd (collectively, the "Diker Funds"). As the sole general partner of the Diker Funds, Diker GP, LLC has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management, LLC serves as the investment manager of the Diker Funds.

  Accordingly, Diker Management, LLC may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP, LLC and Diker Management, LLC and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP, LLC and Diker Management, LLC. The reporting persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares.

(3)
Based on Schedule 13G/A filed with the SEC on January 23, 2009. Includes 11,040 shares owned by Kevin C. Howe, 313,000 shares owned by Mercury Fund VII, Ltd. and 339,285 shares owned by Mercury Fund VIII, Ltd. Mr. Howe exercises voting and disposition power over such shares on behalf of Mercury Management, L.L.C., the General Partner of Mercury Ventures II, Ltd., which is the General Partner of Mercury Fund VII, Ltd. and Mercury Fund VIII, Ltd.

(4)
Based on Schedule 13G filed with the SEC on February 10, 2009.

(5)
Includes 302,000 shares that Mr. Westling may acquire upon exercise of stock options within 60 days of March 16, 2009

(6)
Includes 60,667 shares that Ms. West may acquire upon exercise of stock options within 60 days of March 16, 2009.

(7)
Includes 13,333 shares that Mr. Beyer may acquire upon exercise of stock options within 60 days of March 16, 2009.

(8)
Includes 11,333 shares that Mr. Barnum may acquire upon exercise of stock options within 60 days of March 15, 2009.

(9)
Includes 1,200 shares that Mr. Blackey may acquire upon exercise of stock options within 60 days of March 16, 2009.

(10)
Includes 32,350 shares that Mr. Lidsky may acquire upon exercise of stock options within 60 days of March 16, 2009.

(11)
Includes 89,000 shares that Ms. Loftus may acquire upon exercise of stock options within 60 days of March 16, 2009.

(12)
Includes 58,550 shares that Mr. Ousley may acquire upon exercise of stock options within 60 days of March 16, 2009.

(13)
Includes 47,500 shares that Mr. Price may acquire upon exercise of stock options within 60 days of March 16, 2009.

TRANSACTIONS WITH RELATED PERSONS

        Since January 1, 2008, there were no transactions, or currently proposed transactions, in which we were or are to be participant and the amount involved exceeds the lesser of 1% of the average of our total assets at the end of 2008 for the last two completed fiscal years or $120,000 and in which any related person had or will have a direct or indirect material interest, except that in February 2008, our Chairman, Greg R. Meland, established a pre-arranged, personal stock trading plan under SEC Rule 10b5-1 to sell a portion of his holdings of our common stock. The 10b5-1 plan, which expired in February 2009, covered the sale of up to 360,000 shares over a one-year period.

 PROPOSAL NUMBER TWO
Approval of the Datalink 2009 Incentive Compensation Plan

        On March 18, 2009, our Board of Directors adopted the Datalink 2009 Incentive Compensation Plan ("2009 Plan"), subject to stockholder approval. The purposes of the 2009 Plan are to attract and retain qualified employees and consultants upon whom, in large measure, our sustained progress, growth and profitability depend, and to motivate such persons to achieve long-term company goals and to more closely align such persons' interests with those of our other stockholders by encouraging them to acquire a proprietary interest in our growth and performance. The 2009 Plan will be effective upon approval by the stockholders of Datalink. It will replace our existing 1999 Incentive Compensation Plan ("1999 Plan"), which terminates according to its terms on June 11, 2009. As of March 16, 2009, a total of 590,000 shares remained available for future awards under the 1999 Plan. If the 2009 Plan is approved by stockholders, no additional shares will be issued under the 1999 Plan. Pending stockholder approval of the 2009 Plan, we will not issue any shares under the 1999 Plan except to new employees hired after the date hereof and before the date of stockholder approval.

        The following is a summary of the material features of the 2009 Plan and is qualified in its entirety by reference to the 2009 Plan. A copy of the 2009 Plan is attached hereto as Appendix A.

Administration of Plan

        Our Compensation Committee will administer the 2009 Plan. The Compensation Committee has the power and authority to, among other things: (i) determine when and to whom awards will be granted, (ii) grant awards, (iii) determine the type, amount and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions applicable to, awards, (iv) establish, amend, suspend or waive any rules for the proper administration of the 2009 Plan, and (v) take any other action and make all other determinations that may be necessary or advisable for the administration of the 2009 Plan. Any action of the Compensation Committee with respect to the 2009 Plan is final, conclusive and binding. The Compensation Committee may delegate any of its authority to our Chief Executive Officer with respect to the grant of awards to persons other than executive officers, covered employees or Section 16 persons.

Shares Available under the Plan

        Up to an aggregate of 1,000,000 shares of our common stock are available for issuance under the 2009 Plan. If any shares of our common stock subject to any award are forfeited, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2009 Plan. In addition, prior to the 10th anniversary of the effective date of the 2009 Plan, (i) any previously issued shares, or (ii) shares under an award that are withheld, (in each case of (i) or (ii)) in full or partial payment to us of the purchase price or exercise price of an award or to satisfy tax obligations relating to an award (other than incentive stock options or restricted stock) will again be available for granting awards under the 2009 Plan.

Eligibility

        Our employees and consultants are eligible to participate in the 2009 Plan. As of March 2, 2009, 199 employees are eligible to participate.

Types of Awards

        Awards under the 2009 Plan may consist of options (non-qualified and incentive stock options), stock appreciation rights, or SARs, restricted stock, restricted stock units, performance units, dividend equivalents, annual incentive awards and other share-based awards as determined by the Compensation

Committee. The terms and conditions of each award will be set forth in an award agreement. Awards may be granted alone or in combination or tandem with, or in substitution for, other awards. Awards may be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee. The Compensation Committee will determine all terms and conditions of awards intended to comply with the performance-based exception from tax deductibility limitations of Section 162(m) of the Code.

        Options.    Options may be either non-qualified options or incentive stock options. Options are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee (and incentive stock options are subject to further statutory restrictions as set forth in Section 422 of the Code). The exercise price may be paid by cash, by shares of our common stock or restricted stock (with the approval of the Compensation Committee) or through the sale of shares acquired on the exercise of the option through a broker. In lieu of accepting payment of the exercise price and delivering the number of shares for which the option is being exercised, the Compensation Committee may direct that we either pay the grantee a cash amount or issue a lesser number of shares having a fair market value on the exercise date equal to the amount by which the aggregate fair market value of the shares as to which the option is being exercised exceeds the aggregate exercise price for those shares.

        Stock Appreciation Rights.    SARs may be granted alone or in conjunction with other awards. A SAR granted under the plan entitles the holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over a specified price, known as the strike price, fixed by the Compensation Committee. Payment may be made in cash, shares of our common stock, or other property, in any combination as determined by the Compensation Committee.

        Restricted Stock and Restricted Stock Units.    Restricted stock is our common stock that is forfeitable until the restrictions lapse. Restricted stock units are rights granted as an award to receive shares of our common stock, conditioned upon the satisfaction of restrictions imposed by the Compensation Committee. The Compensation Committee will determine the restrictions for each award and, in the case of restricted stock, the purchase price if any. Restrictions may include time-based restrictions, the achievement of specific performance goals or, in the case of restricted stock units, the occurrence of a specific event. Grantees of restricted stock have all the rights of a stockholder, except as otherwise provided in the award agreement. Grantees do not have voting rights in restricted stock units. Except as otherwise provided in the award agreement, whenever dividends are paid on our common stock, dividend equivalents will be credited to the grantee's restricted stock unit account.

        Performance Units.    Performance units are any grant of (i) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the achievement of performance goals specified by the Compensation Committee, or (ii) a unit valued by reference to a designated amount of property. Performance units may be paid in cash, shares of common stock or restricted stock units. The Compensation Committee will determine the number and terms of all performance units, including the performance goals and performance period during which such goals must be met. The performance goals are set at threshold, target and maximum levels. No payment will be made if the threshold performance level is not satisfied.

        Dividend Equivalents.    Dividend equivalents may be awarded alone or in conjunction with other awards. Dividend equivalent means any right to receive payments equal to dividends or property, if and when paid or distributed, on our shares of common stock or restricted stock.

        Annual Incentive Awards.    The Compensation Committee will determine the amounts and terms of all annual incentive awards, which are performance bonuses.

Performance-Based Compensation

        The objective performance criteria for awards (other than stock options and SARs) designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code will be based on one or more of the following measures:

  •
  earnings (either in the aggregate or on a per share basis);

  •
  net income or loss (either in the aggregate or on a per share basis);

  •
  operating profit;

  •
  EBITDA or adjusted EBITDA;

  •
  growth or rate of growth in cash flow;

  •
  cash flow provided by operations (either in the aggregate or on a per share basis);

  •
  free cash flow (either in the aggregate or on a per share basis);

  •
  gross revenues;

  •
  reductions in expense levels, operating and maintenance cost management and employee productivity;

  •
  stockholder returns (including return on assets, investments, equity, or gross sales);

  •
  return measures (including return on assets, equity, or sales);

  •
  growth or rate of growth in return measures;

  •
  share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

  •
  net economic value;

  •
  economic value added;

  •
  aggregate product unit and pricing targets;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

  •
  achievement of business or operational goals such as market share and/or business development;

  •
  achievement of diversity objectives;

  •
  results of customer satisfaction surveys; or

  •
  debt ratings, debt leverage and debt service.

Change in Control

        Except as otherwise set forth in an award agreement, in the event of a change in control (as defined in the 2009 Plan) of Datalink, the award will become vested, all restrictions will lapse and all performance goals will be considered met, provided, that (i) the Compensation Committee, as constituted before the change of control event, expressly authorizes such acceleration and vesting and (ii) no payment of an award will be accelerated to the extent the payment would be subject to the adverse consequences described in Section 409A of the Code. The Compensation Committee may, in order to maintain a grantee's rights in the event of a change in control, (i) make any adjustments to an outstanding award to reflect such change in control or (ii) cause the acquiring or surviving entity to assume or substitute new rights with respect to an outstanding award. Furthermore, the Compensation Committee may cancel any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price that is greater than the fair market value of our common stock as of the date of the change in control. The Compensation Committee may also cash out any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price that is less than or equal to the fair market value of our common stock as of the date of the change in control.

Termination of Employment

        In general, except as otherwise provided in the award agreement, all awards that are unexercised, remain subject to restrictions or are not vested or exercisable at the time of grantee's termination of employment will be cancelled and forfeited.

Amendment and Termination

        The 2009 Plan will continue until May 12, 2019, after which no awards may be issued under the plan. However, our Board may at any time amend, suspend or terminate the 2009 Plan without the approval of stockholders, except that (i) no amendment may be made without stockholder approval if required to satisfy any applicable federal or state law or NASDAQ Stock Market rules and (ii) the amendment or termination may not accelerate the timing of any payments that constitute deferred compensation under Section 409A unless the acceleration of payment is permitted by Section 409A of the Code

        Except as otherwise provided in the 2009 Plan or the award agreement, no amendment, modification or termination of the 2009 Plan will adversely affect in any material way any award previously granted under the 2009 Plan without the consent of the grantee.

Transferability

        No award may be assigned, pledged, sold or otherwise transferred or encumbered by a grantee except by will or the laws of descent and distribution.

Adjustments

        In the event of a dividend or other distribution, stock split, spin-off, merger, reorganization, recapitalization or other specified corporate events or transactions, the Compensation Committee may, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan, adjust the number and type of shares with respect to which awards may be granted, the number and type of shares subject to outstanding awards, the exercise price with respect to any award or the number and kind of shares of outstanding restricted stock.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2009 Plan.

        The grant of a stock option or SAR is not expected to result in any taxable income for the participant. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the participant as ordinary income and generally deductible by us.

        The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

        As to other awards granted under the 2009 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

        As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

        Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2009 Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2009 Plan.

        Special rules may apply to participants subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made under the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

        The Compensation Committee will administer and interpret the 2009 Plan and all awards in accordance with Section 409A of the Code. If any award would result in adverse tax consequences under Section 409A, we may adopt such amendments to the 2009 Plan and related award to preserve the intended tax treatment of the benefits provided by the 2009 Plan and the award or take other necessary action to comply with or exempt the 2009 Plan and award from the requirements of Section 409A.

New Plan Benefits

        No grants or awards have been made or received under the 2009 Plan that were subject to stockholder approval. In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the 2009 Plan. Thus, it is not possible to determine the benefits or amounts to be received or allocated to eligible participants under the 2009 Plan if the 2009 Plan were to be approved by our stockholders.

Equity Compensation Plan Information

        The following table summarizes, as of December 31, 2008, the shares of our common stock that may be issued under our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	1,391,793	$5.29	762,380
Equity compensation plans not approved by security holders	—	—	—
Total	1,391,793	$5.29	762,380

(1)
These equity compensation plans consist of our 1999 Incentive Compensation Plan and our 2000 Director Stock Option Plan, each as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DATALINK 2009 INCENTIVE COMPENSATION PLAN

 AUDITING MATTERS

Audit Committee Report

        Note:    The material in this Audit Committee report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to our accounting, reporting practices and the quality and integrity of our financial reports and our other publicly disseminated financial information. In this context, the Audit Committee has met with management (including the Chief Executive Officer and Chief Financial Officer) and McGladrey & Pullen, LLP, our independent registered public accounting firm ("Independent Auditors"). With respect to independence, the Audit Committee has determined that all of its members are independent within the meaning of NASD Rule 4200(a)(15).

        The Audit Committee held meetings with the Independent Auditors, both in the presence of management and privately. The Audit Committee discussed the overall scope and plans for the Independent Auditors' audit, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reports.

        The Audit Committee has (i) reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2008 and for the year then ended (the "Financial Statements") with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America, (ii) discussed the Financial Statements with McGladrey & Pullen, LLP, including the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, "Communications with Audit Committees," and (iii) received the written disclosures and the letter from McGladrey & Pullen, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with McGladrey & Pullen, LLP their independence. The Committee has also considered whether McGladrey & Pullen, LLP's provision of non-audit services as described below under the heading "Audit Fees" is compatible with maintaining McGladrey & Pullen, LLP's independence.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion in our Annual Report on Form 10-K for the year ended December 31, 2008 of our financial statements as audited by the Independent Auditors for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Brent G. Blackey Paul F. Lidsky James E. Ousley

Fees

        The following table presents the aggregate fees for professional services provided by McGladrey & Pullen, LLP in fiscal year 2008 and 2007:

Description of Fees	Fiscal Year 2008	Fiscal Year 2007
Audit Fees	$230,000	$210,000
Audit-Related Fees	18,000	181,000

Total Audit and Audit-Related Fees	248,000	391,000
Tax Fees	50,000	41,000

Total	$298,000	$432,000

Audit Fees

        McGladrey & Pullen, LLP's fees for audit services, including fees for the audit of our 2008 and 2007 annual financial statements, quarterly reviews of our financial statements included in our Form 10-Q filings and meetings with the Audit Committee.

Audit Related Fees

        Audit related fees in 2007 related primarily to fees associated with our acquisition of Midrange Computer Systems Inc. in January 2007 and other accounting consultations.

Tax Fees

        Fees billed to us by RSM McGladrey, Inc., an entity related to McGladrey & Pullen, LLP, for tax related services, including preparation of the corporate income tax returns and related filings and other tax compliance assistance.

All Other Fees

        There were no other services provided by McGladrey & Pullen, LLP or RSM McGladrey, Inc. not included in the captions above during 2008 or 2007.

Pre-Approval Policy

        The Audit Committee has not formally adopted a policy for pre-approval of all audit and non-audit services by our Independent Auditors, but it has routinely pre-approved all audit and permitted non-audit services to be performed for us by our independent auditors.

Additional Matters Regarding the Independent Auditors

        In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee expects to select and engage the Independent Auditors to audit our 2009 financial statements. However, the Audit Committee has not yet commenced this process. Accordingly, we are not seeking stockholder ratification of the selection of independent auditors for 2009. A representative of McGladrey & Pullen, LLP will attend the Annual Meeting. This representative will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative desires.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our common stock. The Securities and Exchange Commission requires us to identify any of those persons who fail to file such reports on a timely basis. To our knowledge, all such filings were made on a timely basis in 2008.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

        A stockholder intending to present a proposal to be included in our proxy materials for the next Annual Meeting of Stockholders must deliver the proposal in writing to our principal executive offices at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589 no later than December 1, 2009.

        If the date of the 2010 Annual Meeting is moved more than 30 days before or after the anniversary date of the 2009 Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to our principal executive offices at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Attention Corporate Secretary.

OTHER MATTERS

Other Business

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Annual Report to Stockholders and Annual Report on Form 10-K

        A copy of the 2008 Annual Report to Stockholders accompanies this Proxy Statement. Our annual report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, is available at no charge to stockholders upon written request to us at our business address. Copies may also be obtained without charge through the Securities and Exchange Commission's web site at http://www.sec.gov.

 APPENDIX A

DATALINK CORPORATION
2009 INCENTIVE COMPENSATION PLAN

SECTION 1.
ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    Datalink Corporation, a Minnesota corporation (the "Company"), hereby establishes a new incentive compensation plan to be known as the Datalink 2009 Incentive Compensation Plan (the "Plan"). The Plan was approved by the Board of Directors in March 2009 and shall become effective as of May 13, 2009, subject to the approval of the stockholders of the Company at the Annual Meeting on May 13, 2009 (the "Effective Date"). Because no additional awards may be granted after June 11, 2009, under the Company's existing 1999 Incentive Compensation Plan, the Company believed it was in its best interest to adopt the Plan. The Plan shall remain in effect as provided in Section 1.3 hereof.

        1.2    Purpose.    The Plan is intended to attract and retain qualified employees and consultants upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging employees and consultants of the Company and its subsidiaries to acquire a proprietary interest in the Company's growth and performance, the Company intends to motivate employees and consultants to achieve long-term Company goals and to more closely align such persons' interests with those of the Company's other stockholders.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the Restrictions on all Awards granted under the Plan shall have lapsed, according to the Plan's provisions, and (b) ten (10) years from the Effective Date of the Plan. The termination of the Plan shall not adversely affect any Awards outstanding on the date of termination.

SECTION 2.
DEFINITIONS

        As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:

        2.1   "Annual Incentive Award" means a performance bonus determined under Section 11.

        2.2   "Award" means any Option (including Non-Qualified Stock Options and Incentive Stock Options), Stock Appreciation Right, Restricted Stock, Share, Restricted Stock Unit, Performance Unit, Substitute Award, Dividend Equivalent, Annual Incentive Award or other Award permitted hereunder.

        2.3   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted hereunder between the Company and a Grantee.

        2.4   "Beneficiary" means the Person designated to receive Plan benefits, if any, following a Grantee's death in accordance with Section 15.

        2.5   "Board" means the Board of Directors of the Company.

        2.6   "Bonus Opportunity" means a Grantee's threshold, target and maximum bonus opportunity for a Year, provided that such bonus opportunity shall be either (a) to the extent that the Grantee has entered into an employment agreement with the Company, the threshold, target and maximum bonus levels, if any, specified in the employment agreement for such Year based on the Grantee's base salary in effect on the first day of such Year, or (b) if there is no employment agreement in effect between the Company and the Grantee as of the first day of such Year or if the employment agreement does not specify such bonus levels, the percentage of such Grantee's base salary in effect on the first day of such Year (or such later date as such person is designated as a Grantee) as determined by the Committee in its sole discretion.

        2.7   "Change of Control" means:

          (a)   Change in Control" means, with respect to Awards other than Deferred Compensation Awards, the occurrence of any one or more of the following:

              (i)  An acquisition of outstanding or newly issued Company securities that results in any Person with Beneficial Ownership (as each are defined within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% (other than any Person who, as of the date hereof, already has Beneficial Ownership of at least 20%) of either (x) the then outstanding shares of the Company's Common Stock (the "Outstanding Company Common Stock"), or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

             (ii)  A change in the composition of the Board in connection with a tender or exchange offer, a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Corporate Transaction") or a direct purchase of securities from the Company such that (i) the individuals who, as of the date hereof, constitute the members of the Board (the "Incumbent Board") cease to constitute at least a majority of the Board, or (ii) a majority of the individuals who, as of the date hereof, constitute the Incumbent Board resign or are removed from the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

            (iii)  The approval by the stockholders of the Company of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the Beneficial Owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50% of the Outstanding Company Common Stock, or more than 50% of the Outstanding Company Voting Securities of the Company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will Beneficially Own, directly or indirectly, 20% or more of, respectively, the Outstanding Company Common Stock or Outstanding Company Voting

    Securities resulting from such Corporate Transaction except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction; or

            (iv)  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          Despite all of the foregoing, no Change in Control is deemed to have occurred with respect to a Grantee if a Grantee is part of a purchasing group which consummates the Change in Control transaction. A Grantee is deemed "part of a purchasing group" for purposes of the preceding sentence if the Grantee is an equity participant in the purchasing company or group except for (i) passive ownership of less than three percent (3%) of the stock of the purchasing company or (ii) ownership of an equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the Incumbent Board.

          (b)   "Change of Control" means, with respect to Deferred Compensation Awards, the occurrence one or more of any of the following:

              (i)  A Change in the Ownership of the Company.    A change in ownership of the Company shall occur on the date that any one Person, or more than one Person acting as a "Group" (as defined under Code Section 409A), acquires ownership of stock of the Company that, together with stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the Company.

             (ii)  A Change in the Effective Control of the Company.    A change in the effective control of the Company occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

            (iii)  A Change in the Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to or more than 50% of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

              1)    a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

              2)    an entity, 50% or more of the total Fair Market Value or voting power of which is owned, directly or indirectly, by the Company;

              3)    a Person, or more than one Person acting as a Group, that owns, directly or indirectly, 50% or more of the total Fair Market Value or voting power of all the outstanding stock of the Company; or

              4)    an entity, at least 50% of the total Fair Market Value or voting power of which is owned, directly or indirectly, by a Person described in the immediately preceding clause.

          For purposes of this definition, Gross Fair Market Value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For all purposes of the latter definition of Change in Control that applies to Deferred Compensation Awards, stock ownership is determined under Code Section 409A.

        2.8   "Code" means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time, and applicable regulations and rulings thereunder.

        2.9   "Committee" has the meaning set forth in Section 3.1(a).

        2.10 "Common Stock" means common stock, par value $.001 per share, of the Company.

        2.11 "Company" has the meaning set forth in Section 1.1.

        2.12 "Covered Employee" means a Grantee who, as of the last day of the fiscal year in which the value of an Award is includable in income for federal income tax purposes, is one of the group of "covered employees," within the meaning of Code Section 162(m), with respect to the Company.

        2.13 "Deferred Compensation Awards" means Awards that could be subject to liability under Code Section 409A and do not qualify for an exemption from Code Section 409A coverage.

        2.14 "Dividend Equivalent" means any right to receive payments equal to dividends or property, if and when paid or distributed, on Shares, Restricted Stock or Restricted Stock Units.

        2.15 "Effective Date" has the meaning set forth in Section 1.1.

        2.16 "Eligible Person" means any employee or consultant of an Employer.

        2.17 "Employer" means the Company or any Subsidiary.

        2.18 "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

        2.19 "Exercise Date" means the date the holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation as required hereunder, under the applicable Award Agreement or as the Committee may otherwise specify.

        2.20 "Fair Market Value" means, as of any applicable date, (a) the last sale price for one Share on such date as reported on the Nasdaq Global Market or, if the foregoing does not apply, on such other market system or stock exchange on which the Company's Common Stock is then listed or admitted to trading, or on the last previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the foregoing subsection (a) does not apply, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Code Section 409A.

        2.21 "Grant Date" means the date on which an Award is granted, which date may be specified in advance by the Committee.

        2.22 "Grantee" means an Eligible Person who has been granted an Award.

        2.23 "Incentive Stock Option" means an Option granted under Section 6 that is intended to meet the requirements of Code Section 422.

        2.24 "Including" or "includes" means "including, but not limited to," or "includes, but is not limited to," respectively.

        2.25 "Non-Qualified Stock Option" means an Option granted under Section 6 that is not intended to be an Incentive Stock Option.

        2.26 "Option" means an Incentive Stock Option or Non-Qualified Stock Option.

        2.27 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

        2.28 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) (including the special provision for options and SARS thereunder).

        2.29 "Performance Goal" means the objective or subjective criteria determined by the Committee, the degree of attainment of which will affect the amount of the Award the Grantee is entitled to receive or retain, and to the extent the Committee intends an Award (including an Annual Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the Performance Measures set forth in Section 4.4(a).

        2.30 "Performance Measures" has the meaning set forth in Section 4.4(a).

        2.31 "Performance Period" means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

        2.32 "Performance Unit" any grant pursuant to Section 10 of (a) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any Performance Goals specified by the Committee, or (b) a unit valued by reference to a designated amount of property other than Shares.

        2.33 "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

        2.34 "Restricted Stock" means any Share issued as an Award under the Plan that is subject to Restrictions.

        2.35 "Restricted Stock Unit" or "RSU" means the right granted as an Award under the Plan to receive a Share, conditioned on the satisfaction of Restrictions imposed by the Committee, which Restrictions may be time-based, performance-based or based upon the occurrence of one or more events or conditions.

        2.36 "Restrictions" means any restriction on a Grantee's free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including any restriction on the right to vote such Share and the right to receive any dividends). Restrictions may be based upon the passage of time or the satisfaction of performance criteria or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

        2.37 "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

        2.38 "Share" means a share of the Common Stock of the Company.

        2.39 "Stock Appreciation Right" or "SAR" means a right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date over (b) the Strike Price.

        2.40 "Strike Price" means the per Share price used as the baseline measure for the value of an SAR, as specified in the applicable Award Agreement.

        2.41 "Subsidiary" means any Person that directly, or through one (1) or more intermediaries, is controlled by the Company.

        2.42 "Substitute Award" has the meaning set forth in Section 5.9.

        2.43 "Term" means the period beginning on the Grant Date of an Award and ending on the date such Award expires, terminates or is cancelled.

        2.44 "Termination of Service" occurs on the first day on which an individual is for any reason no longer providing services to an Employer in the capacity of an employee or consultant or with respect to an individual who is an employee or consultant to a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company.

        2.45 "Year" means a calendar year.

SECTION 3.
ADMINISTRATION

        3.1    Committee.    The Plan shall be administered by the Compensation Committee of the Board unless otherwise determined by the Board (the "Committee"). The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time. Subject to Section 4.4(c), the Committee may delegate to the Chief Executive Officer of the Company any or all of the authority of the Committee with respect to the grant of Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

        3.2    Powers of the Committee.    Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority and sole discretion as follows:

          (a)   to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;

          (b)   to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including without limitation conditions intended to comply with Code Sections 409A and 162(m)), the number of Shares or the amount of cash or other property to which an Award will relate, the Term, any Option Price or Strike Price, grant price or purchase price, any limitation or Restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, any Performance Goals, including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

          (c)   to determine the benefit (including any Bonus Opportunity) payable under any Award and to determine whether any performance or vesting conditions, including Performance Measures or Performance Goals, have been satisfied;

          (d)   to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, securities, other Awards or other property, or on a cashless basis, or an Award may be accelerated, vested, canceled, forfeited or surrendered, or any terms of the Award may be waived;

          (e)   to determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

          (f)    to interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan;

          (g)   to establish, amend, suspend or waive rules and regulations for the proper administration of the Plan;

          (h)   to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(h) and 15.2), to amend any such Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or regulation or change in an existing applicable law or regulation or interpretation thereof, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (i)    to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate;

          (j)    to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

          (k)   to take any other action with respect to any matters relating to the Plan and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

        3.3    Decisions Binding.    Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and stockholders. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

 SECTION 4.
SHARES SUBJECT TO THE PLAN AND ADJUSTMENTS; CODE SECTION 162(M)

        4.1    Number of Shares Available for Grants.

          (a)   Subject to adjustment as provided in Section 4.2, the aggregate number of Shares which may be delivered under the Plan shall not exceed One Million (1,000,000) Shares. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. Prior to the tenth anniversary of the Effective Date, (i) any previously issued Shares, or (ii) Shares under an Award that are withheld, (in each case of (i) or (ii)) in full or partial payment to the Company of the purchase or exercise price of an Award or to satisfy tax obligations relating to an Award (other than an Incentive Stock Options or Restricted Stock) shall again be available for granting Awards under the Plan.

          (b)   The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares that have been delivered pursuant to the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

          (c)   The maximum number of shares of Common Stock that may be issued under the Plan in this Section 4.1 shall not be affected by (i) the payment in cash of dividends or Dividend Equivalents in connection with outstanding Awards, or (ii) any Shares required to satisfy Substitute Awards.

        4.2    Adjustments in Authorized Shares and Awards.

          (a)   In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject, and (v) the number of Shares with respect to which Awards may be granted to a Grantee, and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

          (b)   Notwithstanding Section 4.2(a), any adjustments made pursuant to Section 4.2(a) shall be made in such a manner as to ensure that after such adjustment, the Awards continue not to be deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as not to give rise to liability under Code Section 409A).

        4.3    Compliance With Code Section 162(m).

          (a)   Section 162(m) Compliance.    To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, Sections 4.3 and 4.4 shall apply unless such provision does not apply with respect to a certain Awards (i.e., Options and SARs) as set forth in Section 162(m) (it being understood that compliance with 162(m) is not mandated under the Plan with respect to Awards). In the event that changes are made to Code Section 162(m) to permit flexibility with respect to any Awards available under the Plan, the Committee may, subject to Sections 4.3 and 4.4, make any adjustments to such Awards as it deems appropriate.

          (b)   Eligible Persons.    The Committee shall designate the Eligible Persons (each of whom shall be Covered Employees) to be granted an Award intended to comply with Performance-Based Exception within the time period prescribed by Section 162(m) of the Code (i.e., within the first ninety (90) days of each Year subject to any exception stated therein); provided that for a hiring or promotion after such period, the designation shall not be later than the elapse of 25% of the remainder of such Year after such hiring or promotion.

          (c)   Time Frame Required to Establish Performance Measures.    The Committee shall set the objective-based Performance Measures (as set forth in Section 4.4 below) in writing within the time period prescribed by Section 162(m) of the Code (i.e., within the first ninety (90) days of each Year subject to any exception stated therein).

          (d)   Committee Certification and Determination of Amount of Award.    The Committee shall determine and certify in writing (resolutions or minutes are acceptable) the degree of attainment of Performance Measures for any Award intended to comply with Performance-Based Exception as soon as administratively practicable after the end of each Year but not later than sixty (60) days after the end of such Year. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual's Award below the maximum Award. The determination of the Committee to reduce (or not pay) an individual's Award for a Year shall not affect the maximum Award payable to any other individual.

          (e)   162(m) Award Limitations.    No Grantee may be granted Awards for Stock Options or SARs (or any other Award which is determined by reference to the value of Shares or appreciation in the value of Shares) with respect to a number of Shares in any one (1) calendar year which, when added to any other Award denominated in Shares granted to such Grantee in the same calendar year, shall exceed One Hundred Fifty Thousand (150,000) Shares. If an Award denominated in Shares is cancelled, the Shares subject to the cancelled Award continue to count against the maximum number of Shares which may be granted to a Grantee in any calendar year. All Shares specified in this Section 4.3(e) shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.2. No Grantee may be granted a cash Award in any one (1) calendar year, the maximum payout for which, when added to the maximum payout for all other cash Awards granted to such Grantee in the same calendar year, shall exceed $1,500,000. The maximum Award that may be granted to any Grantee for a performance period greater than one year shall not exceed the foregoing annual maximum amounts multiplied by the number of full or partial years in the applicable performance period.

        4.4    Performance Based Exception Under Section 162(m).

          (a)   Performance Measures.    Subject to Section 4.4(d), unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section 4.4(a), for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective performance criteria shall be based upon one or more of the following (each a "Performance Measure"):

              (i)  Earnings before interest, tax, depreciation or amortization ("EBITDA") (actual and adjusted and either in the aggregate or on a per-Share basis);

             (ii)  Earnings (either in the aggregate or on a per-Share basis);

            (iii)  Net income or loss (either in the aggregate or on a per-Share basis);

            (iv)  Operating profit;

             (v)  Growth or rate of growth in cash flow;

            (vi)  Cash flow provided by operations (either in the aggregate or on a per-Share basis);

           (vii)  Free cash flow (either in the aggregate on a per-Share basis);

          (viii)  Gross revenues;

            (ix)  Reductions in expense levels, operating and maintenance cost management and employee productivity;

             (x)  Stockholder returns and return measures (including return on assets, investments, equity, or gross sales);

            (xi)  Growth or rate of growth in return measures;

           (xii)  Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

          (xiii)  Net economic value and/or economic value added;

          (xiv)  Aggregate product unit and pricing targets;

           (xv)  Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

          (xvi)  Achievement of business or operational goals such as market share and/or business development;

         (xvii)  Achievement of diversity objectives;

        (xviii)  Results of customer satisfaction surveys; and/or

          (xix)  Debt ratings, debt leverage and debt service;

  provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

          (b)   Flexibility in Setting Performance Measures.    The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Subsidiaries; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

          (c)   Adjustments.    The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

          (d)   Changes to Performance Measures.    In the event that applicable laws, rules or regulations change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

          (e)

 SECTION 5.
ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

        5.1    Eligibility.    The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

        5.2    Award Agreement.    The terms and conditions of each Award shall be set forth in an Award Agreement as the Committee may approve.

        5.3    Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.

        5.4    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, at the same time or at a different time, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.

        5.5    Rights Upon Termination of Service.

          (a)   General.    Each Award Agreement may set forth the extent (if any) to which a Grantee shall have the right to exercise and/or receive payment for any Award following a Termination of Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among Awards or Grantees and may reflect distinctions based on the reasons for termination. Except as provided in an Award Agreement, all Awards that have not been exercised, or that remain subject to Restrictions or which are not otherwise vested or exercisable at the time of a Termination of Service shall be cancelled and forfeited to the Company. Any Restricted Stock that is forfeited by the Grantee upon Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

          (b)   Dividend Equivalents.    If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company, unless otherwise set forth in an Award Agreement.

          (c)   Waiver by Committee.    Notwithstanding the foregoing provisions of this Section 5.5, the Committee may in its sole discretion as to all or part of any Award as to any Grantee, at the time the Award is granted or thereafter, determine that Awards shall become exercisable or vested upon a Termination of Service, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Service, extend the period for exercise of Options or SARs following Termination of Service (but not beyond the original Term), or provide that any Award shall in whole or in part not be forfeited upon such Termination of Service. Notwithstanding the preceding sentence, the Committee shall not have the authority under this Section 5.5(c) to take any action with respect to an Award to the extent that such action would cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto (or if such Awards are already subject to Code Section 409A, so as not to give rise to liability under Code Section 409A).

        5.6    Nontransferability of Awards.

          (a)   Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b)   No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a Beneficiary (pursuant to Section 15) to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.6(b). A transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

          (c)   Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

        5.7    Exercise by Non-Grantee.    If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including, without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

        5.8    Cancellation and Rescission of Awards.    Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised or unsettled Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or is in violation of any restrictive covenant or other agreement with an Employer.

        5.9    Substitute Awards.    The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 5.9, "Substitute Award" means an Award granted under the Plan in substitution for stock and stock-based awards ("Acquired Entity Awards") held by current and former employees or consultants of another corporation or entity who become Eligible Persons as the result of a merger, consolidation or combination of the employing corporation or other entity (the "Acquired Entity") with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

SECTION 6.
STOCK OPTIONS

        6.1    Grant of Options.    Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Option Price, the Term (not to exceed ten (10) years from its Grant Date unless the Committee otherwise specifies in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option (granted at Fair Market Value and otherwise meeting Code Section 422) or a Non-Qualified Stock Option.

        6.3    Exercise and Payment.

          (a)   Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice ("Notice") to the Company setting forth the number of Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):

              (i)  cash, personal check or wire transfer;

             (ii)  with the approval of the Committee, Shares or Shares of Restricted Stock valued at the Fair Market Value of a Share on the Exercise Date; or

            (iii)  subject to applicable law, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of applicable withholding taxes payable by Grantee by reason of such exercise.

          (b)   At the discretion of the Committee and subject to applicable law, the Company may loan a Grantee all or any portion of the amount payable by the Grantee to the Company upon exercise of the Option on such terms and conditions as the Committee may determine.

          (c)   At the time a Grantee exercises an Option or to the extent provided by the Committee in the applicable Award Agreement, in lieu of accepting payment of the Option Price of the Option and delivering the number of Shares of Common Stock for which the Option is being exercised, the Committee may direct that the Company either (i) pay the Grantee a cash amount, or (ii) issue a lesser number of Shares of Common Stock, in any such case, having a Fair Market Value on the Exercise Date equal to the amount, if any, by which the aggregate Fair Market Value (or such other amount as may be specified in the applicable Award Agreement, in the case of an exercise occurring concurrent with a Change in Control) of the Shares of Common Stock as to which the Option is being exercised exceeds the aggregate Option Price for such Shares, based on such terms and conditions as the Committee shall establish.

SECTION 7.
STOCK APPRECIATION RIGHTS

        7.1    Grant of SARs.    Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate. The Committee may grant freestanding SARs, tandem SARs, or any combination thereof.

        7.2    Award Agreements.    Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee. Such agreement shall describe the SAR, specify the number of SARs to which the Award relates, the Strike Price, the Term and any conditions or restrictions on the exercise of any SAR, and any other provisions as the Committee shall deem advisable.

        7.3    Exercise and Payment.    Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. No payment of an SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1 or otherwise. Any payment by the Company in respect of an SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        7.4    Grant Limitations.    The Committee may at any time impose any other limitations or Restrictions upon the exercise of SARs which it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.

SECTION 8.
RESTRICTED STOCK

        8.1    Grant of Restricted Stock.    Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

        8.2    Award Agreement.    Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions not inconsistent with the provisions of this Plan as the Committee shall determine. The Committee may impose such Restrictions on any Award of Restricted Stock as it deems appropriate, including time-based Restrictions, Restrictions based upon the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or Restrictions under applicable securities laws.

        8.3    Consideration for Restricted Stock.    The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

        8.4    Vesting.    Shares subject to a Restricted Stock Award shall become vested as specified in the applicable Award Agreement (thereafter being referred to as "Unrestricted Stock"). For purposes of calculating the number of Shares of Restricted Stock that become Unrestricted Stock as set forth above, Share amounts shall be rounded to the nearest whole Share amount.

        8.5    Effect of Forfeiture.    If Restricted Stock is forfeited, and if the Grantee was required to pay for such Shares or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Stock or the exercise price of the Option, as applicable, and (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

        8.6    Escrow; Legends.    The Committee may provide that the certificates for any Restricted Stock (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes nonforfeitable or is forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes nonforfeitable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company's transfer agent.

        8.7    Stockholder Rights in Restricted Stock.    Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued.

SECTION 9.
RESTRICTED STOCK UNITS

        9.1    Grant of Restricted Stock Units.    Subject to and consistent with the provisions of the Plan and Sections 409A of the Code, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no voting rights in Restricted Stock Units.

        9.2    Award Agreement.    Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan and Code Section 409A. The Committee may impose such Restrictions on Restricted Stock Units, including time-based and performance-based Restrictions or other Restrictions.

        9.3    Crediting Restricted Stock Units.    The Company shall establish an account ("RSU Account") on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU

Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

          (a)   Crediting of Dividend Equivalents.    Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (b)   Settlement of RSU Accounts.    The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the settlement date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the settlement date multiplied by the remaining fractional Restricted Stock Unit. Unless otherwise provided in an Award Agreement, the settlement date for all Restricted Stock Units credited to a Grantee's RSU Account shall be as soon as administratively practical following when Restrictions applicable to an Award of Restricted Stock Units have lapsed, but in no event shall such settlement date be later than March 15 of the calendar year following the calendar year in which the Restrictions applicable to an Award of Restricted Stock Units have lapsed. Unless otherwise provided in an Award Agreement, in the event of a Grantee's Termination of Service prior to the lapse of such Restrictions, such Grantee's Restricted Stock Units shall be immediately cancelled and forfeited to the Company.

SECTION 10.
PERFORMANCE UNITS

        10.1    Grant of Performance Units.    Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee.

        10.2    Value/Performance Goals.    The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Performance Goals for Awards of Performance Units shall be set by the Committee at threshold, target and maximum performance levels with the number or value of the Performance Units payable tied to the degree of attainment of the various performance levels during the Performance Period. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all Performance Goals shall be based on objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

        10.3    Earning of Performance Units.    After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the level of achievement of Performance Goals set by the Committee and as described in Section 10.2. If the Performance Unit is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled. At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares, Restricted Stock or Restricted Stock Units.

        10.4    Dividend Rights.    At the discretion of the Committee if set forth in the Award Agreement, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units which have been earned, but not yet delivered to the Grantee.

SECTION 11.
ANNUAL INCENTIVE AWARDS

        11.1    Annual Incentive Awards.    Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with the provisions of this Section 11.

        11.2    Eligible Persons.    The Committee shall designate the individuals eligible to be granted an Annual Incentive Award for a Year. The opportunity to be granted an Annual Incentive Award may be evidenced by an Award Agreement or in such form as the Committee may approve (such as minutes), which shall specify the individual's Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

Determination of Amount of Annual Incentive Awards.

          (a)   Aggregate Maximum.    The Committee may establish guidelines as to the maximum amount of Annual Incentive Awards payable for any Year.

          (b)   Establishment of Performance Goals and Bonus Opportunities.    The Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Grantee for the attainment of specified threshold, target and maximum Performance Goals. Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine.

          (c)   Committee Certification and Determination of Amount of Annual Incentive Award.    The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year. The Committee shall determine an individual's maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual's Bonus Opportunity. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual's Annual Incentive Award below the maximum Annual Incentive Award. The determination of the Committee to reduce (or not pay) an individual's Annual Incentive Award for a Year shall not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award shall be payable to an individual unless at least the threshold Performance Goal is attained.

          (d)   Termination of Service.    If a Grantee has a Termination of Service during the Year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award to such Grantee in accordance with the foregoing provisions of this Section 11 and in the absence of such determination by the Committee the Grantee shall receive no Annual Incentive Award for such Year.

        11.3    Time of Payment of Annual Incentive Awards.    Annual Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Award payable under Section 11 but not later than two and one-half months after the end of such Year.

        11.4    Form of Payment of Annual Incentive Awards.    An individual's Annual Incentive Award for a Year shall be paid in cash, Shares, Restricted Stock, Options or any other form of an Award or any combination thereof as provided in the Award Agreement or in such form as the Committee may approve.

SECTION 12.
DIVIDEND EQUIVALENTS

        The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards, on such terms and conditions as the Committee shall determine in accordance with Code Section 409A. Unless otherwise provided in the Award Agreement or in the Plan, Dividend Equivalents if authorized shall be paid immediately when accrued and, in no event, later than March 15 of the calendar year following the calendar year in which such Dividend Equivalents accrue. Unless otherwise provided in the Award Agreement or in the Plan, if the Grantee incurs a Termination of Service prior to the date such Dividend Equivalents accrue, the Grantee's right to such Dividend Equivalents shall be immediately forfeited.

SECTION 13.
OTHER SHARE-BASED AWARDS

        Subject to the terms of the Plan, the Committee may grant other Awards under this Plan, including without limitation, those Awards pursuant to which Shares are acquired or may in the future be acquired. The Committee, in its sole discretion, shall determine the terms and conditions of such other Awards as set forth in an Award Agreement.

SECTION 14.
CHANGE IN CONTROL

        14.1    Acceleration of Vesting.    Upon the occurrence of an event satisfying the definition of "Change in Control" with respect to a particular Award, unless otherwise provided in an Award Agreement, such Award shall become vested, all Restrictions shall lapse and all Performance Goals shall be deemed to be met, as applicable, provided, that (a) the Committee as constituted before such Change of Control event, determines in its sole discretion, and expressly authorizes, such acceleration and vesting of a particular Award as set forth above, and (b) no payment of an Award shall be accelerated to the extent such payment would cause such Award to be subject to the adverse consequences described in Code Section 409A. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable.

        14.2    Special Treatment In the Event of a Change in Control.    In order to maintain the Grantee's rights upon the occurrence of a "Change in Control" (as set forth above) with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is made hereunder or any time thereafter, take any one or more of the following actions: (a) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (b) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion, (a) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per Share Option Price or Strike Price (as applicable) which is greater than the per Share Fair Market Value as of the date of the Change in Control; or (b) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per Share Option Price or Strike Price (as applicable) which is less than or equal to the per Share Fair Market Value as of the date of the Change in Control in exchange for a cash payment of an amount equal to (i) the difference between the per share Fair Market Value as of the date of the Change in Control and the Option Price or Strike Price multiplied by (ii) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control.

SECTION 15.
AMENDMENTS AND TERMINATION

        15.1    Amendment and Termination.    Subject to Section 15.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, provided that (a) any amendment shall be subject to the approval of the Company's stockholders if such approval is required by any federal or state law or regulation or any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) any Plan amendment or termination will not accelerate the timing of any payments that constitute deferred compensation under Code Section 409A unless such acceleration of payment is permitted by Code Section 409A.

        15.2    Previously Granted Awards.    Except as otherwise specifically provided in the Plan (including Sections 3.2(h) and this Section 15.2) or an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Grantee of such Award.

SECTION 16.
BENEFICIARY DESIGNATION

        Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

SECTION 17.
WITHHOLDING

        17.1    Required Withholding.

          (a)   The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or an SAR or upon the lapse of Restrictions on an Award or upon payment of any benefit or right under this Plan (the Exercise Date, the date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the "Tax Date"), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, by one or a combination of the following methods:

              (i)  payment of an amount in cash equal to the amount to be withheld;

             (ii)  requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or an SAR or upon the lapse of Restrictions on an

    Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

            (iii)  withholding from any compensation otherwise due to the Grantee.

          The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or an SAR to be satisfied by withholding Shares upon exercise of such Option pursuant to clause (ii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

          (b)   Any Grantee who makes a disqualifying disposition with respect to an Incentive Stock Option under the Code or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

          (c)   No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

        17.2    Notification under Section 83(b) of the Code.    If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

SECTION 18.
GENERAL PROVISIONS

        18.1    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota other than its law respecting choice of laws and applicable federal law.

        18.2    Severability.    If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

        18.3    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

        18.4    Requirements of Law.    The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.

        18.5    Securities Law Compliance.    If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

        If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        18.6    Section 409A.    To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A and related Department of Treasury guidance prior to the payment and/or delivery to such Grantee of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A and related Department of Treasury guidance, including such Department of Treasury guidance and other interpretive materials as may be issued after the date on which the Board approves the Plan. The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of an accelerated or additional tax, fine or penalty under Code Section 409A or otherwise to be imposed, then the Grantee (or his or her beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his or her beneficiaries, as applicable) for, any such additional taxes, fines or penalties.

        18.7    No Rights as a Stockholder.    No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (except as provided in Section 8.7 with respect to Restricted Stock) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.

        18.8    Awards Not Taken Into Account for Other Benefits.    Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any agreement between an Employer and the Grantee, except as such agreement shall otherwise expressly provide.

        18.9    Non-Exclusivity of Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

        18.10    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

        18.11    No Right to Continued Employment or Awards.    No employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ of the Company or any Subsidiary or to be retained as a director of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time terminate the employment of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

        18.12    Construction.    The following rules of construction will apply to the Plan: (a) the word "or" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

        18.13    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        18.14    Plan Document Controls.    This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between this Plan and such Award Agreement, the terms and conditions of the Plan shall control unless otherwise expressly stated in the Award Agreement.

DATALINK CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 13, 2009

3:00 p.m.

8170 Upland Circle

Chanhassen, Minnesota 55317-8589

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report to Stockholders are available at www.datalink.com/annualreport.

PROXY

This proxy is solicited by the Board of Directors.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the Proxy will be voted “FOR” Proposals 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Gregory T. Barnum and Charles B. Westling, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

(1) To elect eight directors:	BRENT G. BLACKEY, PAUL F. LIDSKY, MARGARET A. LOFTUS, GREG R. MELAND, J. PATRICK O’HALLORAN, JAMES E. OUSLEY, ROBERT M. PRICE AND CHARLES B. WESTLING.

FOR all nominees listed (except as marked to the contrary)	WITHHOLD authority to vote for all nominees listed	(Instructions: To withhold authority to vote for any nominee, write that nominee’s name in the space provided below.)
☐	☐

(2)   To approve the Datalink 2009 Incentive Compensation Plan:

FOR	AGAINST	ABSTAIN
☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Signature of Stockholder(s)

Date

NOTE: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. EACH joint owner is requested to sign.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED

POSTAGE PAID ENVELOPE.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 13, 2009.
Our Notice of Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report to Stockholders are available on the Datalink website at www.datalink.com/annualreport .
GENERAL INFORMATION
PROPOSAL NUMBER ONE Election of Directors
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
Executive Officers
Summary Compensation Table
Outstanding Equity Awards at 2008 Fiscal Year End
Payments Upon Termination or Change in Control Provisions
DIRECTOR COMPENSATION
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
TRANSACTIONS WITH RELATED PERSONS
PROPOSAL NUMBER TWO Approval of the Datalink 2009 Incentive Compensation Plan
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DATALINK 2009 INCENTIVE COMPENSATION PLAN
AUDITING MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION CONCERNING STOCKHOLDER PROPOSALS
OTHER MATTERS
  APPENDIX A
DATALINK CORPORATION 2009 INCENTIVE COMPENSATION PLAN
SECTION 1. ESTABLISHMENT, PURPOSE AND DURATION
SECTION 2. DEFINITIONS
SECTION 3. ADMINISTRATION
SECTION 4. SHARES SUBJECT TO THE PLAN AND ADJUSTMENTS; CODE SECTION 162(M)
SECTION 5. ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS
SECTION 6. STOCK OPTIONS
SECTION 7. STOCK APPRECIATION RIGHTS
SECTION 8. RESTRICTED STOCK
SECTION 9. RESTRICTED STOCK UNITS
SECTION 10. PERFORMANCE UNITS
SECTION 11. ANNUAL INCENTIVE AWARDS
SECTION 12. DIVIDEND EQUIVALENTS
SECTION 13. OTHER SHARE-BASED AWARDS
SECTION 14. CHANGE IN CONTROL
SECTION 15. AMENDMENTS AND TERMINATION
SECTION 16. BENEFICIARY DESIGNATION
SECTION 17. WITHHOLDING
SECTION 18. GENERAL PROVISIONS